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                                                                   EXHIBIT 10.33

December 31, 1997

Hyline Laboratories, Inc.
c/o Salon, Marrow & Dyckman, LLP
685 Third Avenue
New York, NY 10017
Attn: Joel Salon

Mr. Michael Ashkin
c/o Salon, Marrow & Dyckman, LLP
685 Third Avenue
New York, NY 10017
Attn: Joel Salon

RE:     Letter Agreement

Dear Mr. Ashkin:

Reference is made to that certain Secured Promissory Note in the aggregate principal amount of $909,000, dated January 5, 1994 (the "Note"), by and between RiboGene, Inc. (the "Company") and Hyline Laboratories, Inc. ("Hyline"), and the Non-Competition Agreement dated January 5, 1994 (the "Non-Competition Agreement") entered into between the Company and you (together, the two agreements shall be referred to herein as the "Agreements").

Pursuant to the terms of the Note, an aggregate principal amount of $909,000 and accrued interest thereon in the aggregate amount of $209,425.90 will become due and payable on January 5, 1998. Additionally, pursuant to Section 3 of the Non-Competition Agreement, the Company is obligated to pay you the amount of $112,000 on January 5, 1998 (the "Non-Competition Payment").

The Company, Hyline and you hereby agree to the following amendments to the
Agreements:

1. Subject to the partial payment of principal as provided below, the date upon which the remaining unpaid principal amount of the Note and all accrued but unpaid interest thereon become due and payable, and the maturity date of the Note will be extended from the close of business on January 5, 1998 to the earlier of: (i) the close of business on May 5, 1998; and (ii)

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Salon, Marrow & Dyckman, LLP
December 31, 1997
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the close of business twenty (20) days following the closing of an initial public offering of the Company's common stock.

2. Commencing on January 5, 1998, the interest on the unpaid principal balance of the Note and accrued and unpaid interest thereon shall be equal to 7.0% per annum, compounded annually and calculated on the basis of a 365 day year.

3. The date upon which the Non-Competition Payment becomes due and payable hereby is extended from January 5, 1998 to the earlier of: (i) May 5, 1998; and
(ii) the close of business twenty (20) days after the closing of an initial public offering of the Company's common stock. Commencing on January 5, 1998, interest shall accrue on the Non-Competition Payment at the rate of 7.0% per annum, compounded annually and calculated on the basis of a 365 day year.

4. Payments under that certain Consulting Agreement, dated January 5, 1994, by and between the Company and you will continue to be made when due without extension.

5. In consideration for the foregoing amendments to the Agreements, the Company agrees to (1) repay Five Hundred Thousand Dollars ($500,000) of the principal amount of the Note on January 5, 1998, and (2) issue to Hyline a warrant to purchase up to an aggregate of 195,000 shares of Common Stock of the Company in substantially the form attached hereto as Annex A.

6. Except as herein amended, the Note, the Non-Competition Agreement and that certain Security Agreement, dated January 5, 1994, by and between the Company, Hyline and you, securing payment of all obligations of the Company to you and Hyline are hereby ratified and confirmed.

This letter shall constitute a binding obligation of each of the Company, Hyline and you.


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Salon, Marrow & Dyckman, LLP
December 31, 1997
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If the foregoing is acceptable, please acknowledge agreement hereto in the space indicated below and return a signed copy of this letter agreement to me.

Sincerely,

RIBOGENE, INC.


By: /s/ Charles J. Casamento
   -------------------------------
Title: Chairman, President and CEO
      ----------------------------

ACCEPTED AND AGREED:

/s/ Michael Ashkin
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Michael Ashkin


HYLINE LABORATORIES, INC.


By: /s/ Michael Ashkin
   -------------------------------
Title: President
      ----------------------------


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Salon, Marrow & Dyckman, LLP
January   , 1998
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                                     ANNEX A


















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